Fees Summary	May 05, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	22,305.97
Total Transaction Valuation	161,520,429.72
Total Offset Amount	0
Net Fee	$ 22,305.97